UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(419) 422-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

MPLX LP (the “Issuer”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-295600):

1.

Underwriting Agreement, dated as of August 10, 2026, by and among the Issuer, MPLX GP LLC, the general partner of the Issuer, and each of TD Securities (USA) LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein;

2.	Thirty-Eighth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note);

3.	Thirty-Ninth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note);

4.	Fortieth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note); and

5.	Opinion of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 10, 2026, by and among the Issuer, MPLX GP LLC, the general partner of the Issuer, and each of TD Securities (USA) LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Thirty-Eighth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note)

4.2	Thirty-Ninth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note)

4.3	Fortieth Supplemental Indenture, dated as of August 24, 2026, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: August 24, 2026	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary